EXHIBIT 10.31



                                        UNITED STATES DEPARTMENT OF COMMERCE
                              [LOGO]     PATENT AND TRADEMARK OFFICE

                                        Address:  Box ISSUE FEE
                                        ASSISTANT COMMISSIONER FOR PATENTS
                                        WASHINGTON, D.C. 20231

                     NOTICE OF ALLOWANCE AND ISSUE FEE DUE
                                   34M2/0428

ROBERT M DOWNEY
701 BRICKELL AVENUE
SUITE 1480
MIAMI FL  33131
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
APPLICATION NO           FILING DATE         TOTAL CLAIMS        EXAMINER AND GROUP ART UNIT          DATE MAILED
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   08/532,469               09/22/95          015              STINSON, F                    3405      04/28/9
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FIRST NAMED              MANSUR,                  PIERRE G.
APPLICANT
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TITLE OF       GENERAL WASHER APPARATUS
INVENTION



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ATTY'S DOCKET NO.   CLASS-SUBCLASS     BATCH NO.      APPLN. TYPE     SMALL ENTITY        FEE DUE        DATE DUE
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   3             MANSPA495         134-108.000         M36        UTILITY           YES   $645.00      07/28/97

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THE APPLICATION IDENTIFIED ABOVE HAS BEEN EXAMINED AND IS ALLOWED FOR ISSUANCE
AS A PATENT. PROSECUTION ON THE MERITS IS CLOSED.

THE ISSUE FEE MUST BE PAID WITHIN THREE MONTHS FROM THE MAILING DATE OF THIS
NOTICE OR THIS APPLICATION SHALL BE REGARDED AS ABANDONED. THIS STATUTORY PERIOD
CANNOT BE EXTENDED.
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HOW TO RESPOND TO THIS NOTICE:
I.   Review the SMALL ENTITY status shown above.                   If the SMALL ENTITY is shown as NO:
     If the SMALL ENTITY is shown as yes, verify your
     current SMALL ENTITY status:

     A. If the status is changed, pay twice the amount of the       A. Pay FEE DUE shown above, or
        FEE DUE shown and notify the Patent and
        Trademark Office of the change in status, or
     B. If the status is the same, pay the FEE DUE shown            B. File verified statement of Small Entity Status before, or
        above.                                                         with payment of 1/2 the FEE DUE shown above.
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II.  Part B of this notice should be completed and returned to the Patent and
     Trademark Office (PTO) with your ISSUE FEE. Even if the ISSUE FEE has already been paid by charge to deposit account, Part B should be completed and returned. If you are charging the ISSUE FEE to your deposit account, section "6b" of Part B should be completed.

III. All communications regarding this application must give application number and batch number. Please direct all communication prior to issuance to Box ISSUE FEE unless advised to the contrary.

IMPORTANT REMINDER:    PATENTS ISSUING ON APPLICATIONS FILED ON OR AFTER DEC.
                       12, 1980 MAY REQUIRE PAYMENT OF MAINTENANCE FEES. IT IS
                       PATENTEE'S RESPONSIBILITY TO ENSURE TIMELY PAYMENT OF
                       MAINTENANCE FEES WHEN DUE.